Mosaic Equity Trust

Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Growth Fund

Semiannual Report
June 30, 1998
(Unaudited)

Mosaic Funds

Mosaic Equity Trust
Letter to Shareholders
June 30, 1998

Period in Review and Fund Overview

We are pleased to report positive results for all of our Equity Trust funds for the six-month period ended June 30, 1998. The six-month total returns for our funds were: Investors 6.62%; Balanced 5.33%; and Mid-Cap Growth 4.42%. One-year total returns through June 30, 1998 were 25.58% for Investors; 19.49% for Balanced; and 14.43% for Mid-Cap Growth.

While the six-month returns were indicative of another positive period for domestic stock markets, the funds' returns fall short of the most-watched large-stock indices. The S&P 500 Index advanced 17.67% for the same period, while the Dow Jones 30 Industrials Index rose 17.85%. On the other hand, small-stock indices advanced less. The Russell 2000 was up 5.27% and the Value Line Index 4.91%

The performance disparity between the most-watched indices and the majority of publicly traded stocks was one of the big stories for the first half of 1998. For instance, if you looked at the performance of the S&P 500 minus the 20 largest companies, the 480 remaining stocks returned just 10.3%. Because the S&P 500 is weighted to reflect the market value of the companies, the largest stocks have a heavy influence on the Index as a whole. Whereas Mosaic's mutual fund portfolios are much more evenly weighted among their holdings.

For many years Mosaic has followed a discipline of stock picking that places an important weight on a stock's valuation. Our "Growth at a Reasonable Price" philosophy steers us away from the highest priced segment of the market--just the area that led the market forward the past six months. We believe that any long-term success an investment manager achieves is through conviction to a discipline, even though this will mean periods when their chosen style is out of favor. Only by changing our investment approach could we have matched the recent market indices. Looking forward, we will continue to work hard to find good quality stocks that are priced reasonably. We believe that future market conditions will demonstrate the wisdom of this approach.


MOSAIC INVESTORS FUND


Fund-at-a-Glance
Objective: Mosaic Investors seeks long-term capital appreciation through investments in large growth companies.
Net Assets:  $27.6 million
Date of Inception:  November 1, 1978
Ticker:  MINVX


TOP TEN HOLDINGS

                                % of net assets
Safeway, Inc.                         5.4%
Merck                                 4.6%
CVS Corporation                       4.5%
Norwest                               4.5%
PepsiCo, Inc.                         4.5%
Abbott Laboratories                   4.4%
Johnson & Johnson                     4.2%
Federated Department Stores, Inc.     3.9%
Kimberly-Clark Corporation            3.9%
First Data Corporation                3.9%


MOSAIC BALANCED FUND

TOP HOLDINGS
                                 % of net assets
Top Five Stock Holdings
(Total stock holdings: 65.62%)
Safeway, Inc.                         3.7%
Merck                                 3.2%
Norwest Corporation                   3.2%
Abbott Laboratories                   3.1%
PepsiCo, Inc.                         3.0%

Top Five Fixed-Income Holdings
(Total fixed-income holdings: 34.38%)
U.S. Treasury Notes 6.25%, 4/01/01    4.3%
U.S. Treasury Notes 6.25%, 5/01/00    3.6%
U.S. Treasury Notes 6.25%, 8/01/02    2.9%
U.S. Treasury Notes 5.25%, 1/01/01    2.8%
U.S. Treasury Notes 6.25%, 5/01/99    2.6%


Fund-at-a-Glance
Objective: Mosaic Balanced seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and bonds.
Net Assets:  $17.6 million
Date of Inception:  December 18,1986
Ticker:  BHBFX


Mosaic Mid-Cap Growth

Top TEN Holdings
                               % of net assets
Cognizant Corporation                  5.4%
Lexmark International                  4.5%
Federated Department Stores, Inc.      4.5%
Tommy Hilfiger Corporation             4.5%
American Power Conversion Corporation  4.0%
Hillenbrand Industries                 4.0%
Dentsply International, Inc            3.9%
Alberto Culver Company                 3.8%
Petco Animal Supplies                  3.7%
Fiserv, Inc.                           3.7%


Fund-at-a-Glance
Objective: Mosaic Mid-Cap Growth seeks long-term capital appreciation through the investment in mid-sized growth companies.
Net Assets:  $11.2 million
Date of Inception:  July 21, 1983
Ticker:  GTSGX



Interview with lead equity manager Jay Sekelsky

Q. How has Madison's equity discipline, growth at a reasonable price, matched up against the market so far in 1998?

A. This has been much more of a "growth at any price" market than one concerned with valuations. While we expect to see a variety of markets, it is always something of a shock for price-sensitive stock shoppers like us to witness the rush for stocks such as Yahoo, trading on June 30 at an extremely expensive forward-looking P/E of 310, or Internet provider America Online at a P/E of 150. With the largest, most expensive stocks leading the indices, it's extremely difficult to match or exceed the indices. This narrow market leadership gives the perception of a more robust market than really exists.

Q. Has this high-priced market with some tremendously high flying stocks made you think twice about your stock picking?

A. Anyone who keeps an eye on the market must have the occasional wistful glance at the chart of one of the hot companies du jour. But we are grounded \ enough to know that our success will depend upon sticking with our discipline. Even so, we are constantly looking for refinements and evolutionary changes. For instance, while our view on valuations has always been more relative than absolute, it has become harder and harder to follow our old guideline of investing in companies whose growth rates exceed their P/Es.

Q. The Asian economic crisis is still in the news. How has this affected Mosaic's stock portfolios?

A. Early in the crisis (last fall) we evaluated the Asian exposure in all of our holdings, and positioned our portfolios accordingly. In particular, we decided that for the time being we would avoid companies that derive a meaningful percentage of their earnings from the Far East. The economic situation in Asia, particularly Japan, continues to be a major factor in the U.S. markets this year. By the second quarter of this year the manufacturing sector of the U.S. economy began to slow, largely due to the effect of the strong dollar, which makes our exports relatively expensive. Still, the healthy U.S. economy picked up the slack, allowing for overall growth. The bottom line is a preference for companies whose earnings are domestically based. Given the economic situation in Asia, companies that have a dependence on sales to that region face uncertain, and possibly volatile revenue and earnings results.

Q.     What stocks or sectors contributed most to the funds' performance?

A. For Investors and Balanced we had considerable good news on the consumer side. McDonalds was up strongly, and shareholders received a boost when ATT proposed to acquire Telecommunications, Inc. At the time of the acquisition announcement, the Wall Street Journal noted that "Mosaic Investors came out tops in terms of the percentage of its net assets in TCI." In Mid-Cap both the healthcare and technology sectors had a positive influence on performance. For example, pharmaceutical R.P. Scherer was up 45% through June 30, while Lexmark, a printer manufacturer, advanced some 60% through the first six months of the year.

Q.     What stocks or sectors hurt performance?

A. Technology stocks continued to be among the market leaders in the first half of 1998. Over the past six months we've strategically reduced our technology exposure. This reduction is based on our continued concern over the economic situation in Asia and the high valuations in the sector. As such, our exposure to this sector was a bit lower than the technology percentage in the S&P 500. In addition, our technology holdings in Investors and Balanced did not keep up with their sector. For instance, computer maker Compaq, which we have held since late 1995, and which was up over 90% in 1997, reported sub-par earnings growth this year and the stock remained in a holding pattern. In Mid-Cap, our results were hurt by the consumer sector, specifically by the inability to get the expected turnaround in Sunbeam.

Q. What changes have you made in the portfolios since the last report on December 31, 1997?

A. While the majority of the names in the portfolios remain unchanged, we've generally increased our exposure to the financial sector. This decision reflects our difficulty in finding good companies at reasonable prices and our willingness to move to a more defensive posture. In other words, we feel that the financial stocks we own can withstand market and economic difficulties better than other choices. This is also a sector that tends to have less dependence on events in the Far East. Our exposure to the consumer sector increased slightly. For instance, we added CVS, an operator of drug stores under its corporate name, to our Investors and Balanced funds, a company we believe can continue to grow through all kinds of market environments. In our large company funds we stepped back a bit from technology, again reflecting our basic defensiveness in this environment of historically high-priced stocks.

Q.     What do you anticipate for the rest of 1998?

A. In general, the solid underpinnings that have led to this incredible stock rally over the past three years are still in place. Namely, low inflation, low interest rates and good earnings growth. However, we do believe we are entering a period where earnings growth may be more difficult to come by. As such, we believe a strategy of owning more domestically based companies in defensive sectors is the best approach. We have a great deal of confidence in the companies we hold, and demonstrate the strength of our convictions by placing a significant percentage of assets in each name. I'm looking forward to our next couple of reports to keep you informed on their progress.

Investors Fund
Portfolio of Investments - June 30, 1998
(unaudited)


                                      Number
                                      of
                                      Shares     Value
COMMON STOCKS: 96.2% of net assets

CONSUMER PRODUCTS - CYCLICAL: 13.7%
     First Data Corporation          32,000  $1,066,000
     McDonalds Corporation           13,750     948,750
     Nike, Inc.                      15,000     730,312
     Telecommunications, Inc.*       27,125   1,043,578

CONSUMER STAPLES - FOOD & BEVERAGE: 7.1%
     Nabisco Holdings Corp, CLA      20,450     737,478
     PepsiCo, Inc.                   29,950   1,233,566

CONSUMER PRODUCTS - HOUSEHOLD PRODUCTS: 4.3%
     Kimberly-Clark Corporation      23,250   1,066,594
     Sunbeam-Oster Company           12,050     125,019

CONSUMER RETAIL: 13.8%
     CVS Corporation                 32,000   1,246,000
     Federated Department Stores     20,000   1,076,250
     Safeway, Inc.                   36,800   1,497,300

FINANCIAL - BANKS: 11.1%
     Chase Manhattan Corporation     13,850   1,045,675
     First Union Corp.               13,500     786,375
     Norwest Corporation             33,300   1,244,588

FINANCIAL - INSURANCE: 3.8%
     MGIC Investment Corporation     18,450   1,052,802

FINANCIAL - SERVICES: 7.2%
     American Express Company         9,350   1,065,900
     Federal Home Loan
          Mortgage Corporation       19,450     915,365

HEALTHCARE - PHARMACEUTICALS: 9.0%
     Abbot Laboratories              30,100   1,230,338
     Merck & Co., Inc.                9,450   1,263,938

HEALTHCARE - MEDICAL PRODUCTS/OTHER: 9.6%
     Dentsply International, Inc.    27,900     697,500
     Johnson & Johnson               15,675   1,156,031
     United Healthcare Corporation   12,750     809,625

INDUSTRIAL: 2.6%
     U.S. Industries Inc.            29,150     721,462

TECHNOLOGY - HARDWARE: 9.3%
     Compaq Computer Corporation*    36,800   1,044,200
     Hewlett-Packard Company          8,850     529,893
     Sun Microsystems, Inc.          23,200   1,007,750

TECHNOLOGY - SOFTWARE: 4.7%
     Cadence Design Systems          20,750     648,438
     Paramentric Technology Company  23,500     637,438

     TOTAL COMMON STOCKS
          (Cost $20,857,540)                $26,628,165


SHORT TERM INVESTMENTS: 5.9% of net assets

     REPURCHASE AGREEMENT
          With Donaldson, Lufkin & Jenrette Securities
          Corporation issued 6/30/98 at 5.50%, due
          7/1/98, collateralized by $1,675,052 in
          United States Treasury Notes due 7/31/98.
          Proceeds at maturity are $1,632,249.
          (Cost $1,632,000)                   $1,632,000

     TOTAL INVESTMENTS
          (Cost $22,489,540)                 $28,260,165

CASH AND RECEIVABLES
LESS LIABILITIES: (2.1%) of net assets         $(583,299)

NET ASSETS: 100%                             $27,676,866


*Non-income producing

Balanced Fund
Portfolio of Investments - June 30, 1998
(unaudited)


                                      Number
                                      of
                                      Shares     Value
COMMON STOCKS: 65.6% of net assets

CONSUMER PRODUCTS - CYCLICAL: 9.4%
     First Data Corporation          14,000    $466,375
     McDonalds Corporation            6,000     414,000
     Pitney Bowes, Inc.               6,800     331,075
     Telecommunications, Inc.*       11,800     453,562

CONSUMER STAPLES - FOOD & BEVERAGE: 4.9%
     Nabisco Holdings Corp, CLA       9,000     324,562
     PepsiCo, Inc.                   13,000     535,438

CONSUMER STAPLES- HOUSEHOLD PRODUCTS: 3.1%
     Kimberly-Clark Corporation      10,550     483,980
     Sunbeam-Oster Company            5,450      56,544

CONSUMER RETAIL: 8.9%
     CVS Corporation                 12,000     467,250
     Federated Department Stores      8,350     449,334
     Safeway, Inc.                   16,000     651,000
FINANCIAL - BANKS: 7.5%
     Chase Manhattan Corporation      5,500     415,250
     First Union Corporation          6,000     349,500
     Norwest Corporation             15,200     568,100

FINANCIAL - INSURANCE: 2.6%
     MGIC Investment Corporation      8,100     462,205

FINANCIAL - SERVICES: 5.1%
     American Express Company         4,050     461,700
     Federal Home Loan
          Mortgage Corporation        9,400     442,388

HEALTHCARE - PHARMACEUTICALS: 6.3%
     Abbot Laboratories              13,600     555,900
     Merck & Co., Inc.                4,200     561,750

HEALTH CARE - MEDICAL PRODUCTS/OTHER: 6.5%
     Dentsply International, Inc.    13,000     325,000
     Johnson & Johnson                6,650     490,438
     United Healthcare Corp.          5,300     336,550

INDUSTRIAL: 1.8%
          U.S. Industries, Inc.      12,850     318,038

TECHNOLOGY - HARDWARE: 6.2%
     Compaq Computer Corporation*    16,250     461,094
     Hewlett-Packard Company          4,200     251,475
     Sun Microsystems, Inc.           9,000     390,938

TECHNOLOGY - SOFTWARE: 3.3%
          Cadence Design Systems      9,000     281,250
          Paramentric Technology Co. 11,100     301,088
TOTAL COMMON STOCKS (Cost $9,040,704)       $11,605,784
DEBT INSTRUMENTS: 31.0% of net assets
Corporate Obligations: 14.9%
Assoc Corporation NA, 7.875%, 9/1/01 55,000     $58,025
Coca-Cola Enterprises,7.875%,2/1/02 265,000     281,230
Fed Nat'l Home Mortgage Assoc,
               5.75%, 6/1/05        275,000     275,142
Ford Motor Credit Corporation,
          7.75%, 3/1/05             205,000     222,169
Gap, Inc, 6.9%, 9/1/07              195,000     204,750
International Leasing Finance, 8.375%,
               12/1/04              105,000     116,813
Kohls Corporation, 6.7%, 2/1/06     230,000     234,025
Lucent Technologies, Inc., 6.9%,
               7/1/01               270,000     277,763
Merrill Lynch, 7%, 1/10/07           50,000      52,375
Morgan Stanley Dean Witter, 6.375%,
               8/1/02               225,000     227,531
Seagate Technology Inc., 7.37%,
               3/1/07               275,000     272,938
Tommy Hilfiger, 6.5%, 6/1/03        140,000     139,650
Walt Disney Co, 6.375%, 3/1/01      275,000     279,125

Treasury Obligations: 16.1%
   US Treasury Note, 6.25%, 5/1/00  625,000     633,256
   US Treasury Note, 5.25%, 1/1/01  500,000     496,995
   US Treasury Note, 6.25%, 4/1/01  740,000     753,905
   US Treasury Note, 6.25%, 5/1/99  450,000     452,948
   US Treasury Note, 6.25%, 8/1/02  500,000     512,995

     TOTAL DEBT INSTRUMENTS
               (Cost $5,453,537)             $5,491,635

SHORT TERM INVESTMENTS: 2.8% of net assets

     REPURCHASE AGREEMENT
     With Donaldson, Lufkin & Jenrette Securities
     Corporation issued 6/30/98 at 5.50%, due
     7/1/98, collateralized by $501,900 in
     United States Treasury Notes due 7/31/98.
     Proceeds at maturity are $489,075.
     (Cost $489,000)                           $489,000

     TOTAL INVESTMENTS
          (Cost $14,983,241)                $17,586,419
CASH AND RECEIVABLES LESS LIABILITIES:
     0.6% of net assets                         $98,351

NET ASSETS: 100%                            $17,684,770

*Non-income producing

Mid-Cap Growth Fund
Portfolio of Investments - June 30, 1998
(unaudited)


                                      Number
                                      of
                                      Shares     Value
COMMON STOCKS: 86.9% of net assets

CONSUMER PRODUCTS - CYCLICAL: 6.7%
     Callaway Golf Company            12,750     251,015
     Tommy Hilfiger Corporation        8,000     500,000

CONSUMER STAPLES - FOOD & BEVERAGE: 3.1%
     Richfood Holdings, Inc.          16,800     347,550

CONSUMER STAPLES - HOUSEHOLD PRODUCTS: 4.4%
     Alberto Culver Company           17,000     431,375
     Sunbeam-Oster Company             5,650      58,619

CONSUMER RETAIL: 14.5%
     Consolidated Stores Co           10,150     367,938
     Federated Department Stores, Inc. 9,450     508,528
     Officemax, Inc.*                 20,550     339,075
     Petco Animal Supplies            21,100     420,680

FINANCIAL - BANKS:6.5%
     Firstar Corporation               6,000     228,000
     Regions Financial                 5,700     234,056
     Southtrust Corporation            6,225     270,788

FINANCIAL - INSURANCE: 6.3%
     MBIA INC                          5,575     417,428
     MGIC Investment Corporation       5,000     285,313

FINANCIAL - SERVICES: 3.2%
     Finova Group Inc.                 6,400     362,400

HEALTHCARE - PHARMACEUTICALS: 3.7%
     R.P. Scherer                      4,700     416,538

HEALTHCARE - MEDICAL PRODUCTS/OTHER: 7.9%
     Dentsply International, Inc.     17,500     435,313
     Hillenbrand Industries            7,475     448,500

INDUSTRIAL: 3.7%
     U.S. Industries Inc.             16,650     412,088

INFORMATION SERVICES: 5.4%
     Cognizant Corporation             9,700     611,100

TECHNOLOGY - HARDWARE: 8.5%
     American Power Conversion Corp.  15,100     451,112
     Lexmark International Group Inc.  8,350     509,350

TECHNOLOGY - SOFTWARE: 9.4%
     Cadence Design Systems            9,150     285,938
     Fiserv, Inc.*                     9,900     420,440
     Network Associates, Inc.          7,275     348,290

TRANSPORTATION: 3.6%
     Expeditors Internat'l Wash, Inc.  9,200     404,800

     TOTAL COMMON STOCKS
          (Cost $8,758,339)                  $ 9,766,234

SHORT TERM INVESTMENTS: 11.7% of net assets

     REPURCHASE AGREEMENT
          With Donaldson, Lufkin & Jenrette Securities
          Corporation issued 6/30/98 at 5.50%, due
          7/1/98, collateralized by $1,345,584 in
          United States Treasury Notes due 7/31/98.
          Proceeds at maturity are $1,311,200.
          (Cost $1,311,000)                   $1,311,000

     TOTAL INVESTMENTS
          (Cost $10,069,339)                 $11,077,234

CASH AND RECEIVABLES LESS LIABILITIES:
          1.4% of net assets                    $157,031

NET ASSETS: 100%                             $11,234,265


*Non-income producing

Statement of Assets and Liabilities
June 30, 1998 (unaudited)


                                                                   Mid-Cap
                                      Investors     Balanced       Growth
                                      Fund          Fund           Fund

ASSETS
Investments, at value (Notes 1 and 2)
     Investment securities            $26,628,165   $17,097,419    $ 9,766,234
     Repurchase agreement               1,632,000       489,000      1,311,000
     Total investments                $28,260,165   $17,586,419    $11,077,234
Cash                                          745           723             28
Receivables
     Dividends and interest                23,293       100,484          6,406
     Investment securities sold                --            --        444,493
     Capital shares sold                    2,400         2,196         10,313
     Total assets                     $28,286,603   $17,689,822    $11,538,474

LIABILITIES
Payables
     Dividends                                $22        $4,554           $146
     Capital shares redeemed              609,715           498        304,063
     Total liabilities                   $609,737        $5,052       $304,209
NET ASSETS (Note 6)                   $27,676,866   $17,684,770    $11,234,265
CAPITAL SHARES OUTSTANDING              1,160,427       868,388      1,163,539
NET ASSET VALUE PER SHARE                  $23.85        $20.37          $9.66


Statement of Operations
For the six months ended June 30, 1998 (unaudited)


                                                                   Mid-Cap
                                      Investors     Balanced       Growth
                                      Fund          Fund           Fund

INVESTMENT INCOME (Note 1)
Interest income                       $34,061     $171,910     $25,095
Dividend income                       114,227       52,485      32,476
Other income                           12,766       12,679          --
     Total investment income         $161,054     $237,074     $57,571

EXPENSES (Notes 3 and 5)
Investment advisory fees             $100,991      $65,620     $43,517
Transfer agent, administrative,
  registration and professional fees   53,862       39,372      29,012
     Total expense                   $154,853     $104,992     $72,529
NET INVESTMENT INCOME (LOSS)           $6,201     $132,082    $(14,958)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments   $1,823,607   $1,073,164    $657,692
Change in net unrealized
  appreciation of investments        (117,218)    (292,921)   (125,584)
NET GAIN ON INVESTMENTS             1,706,389      780,243     532,108
TOTAL INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS        $1,712,590     $912,325    $517,150


Statements of Changes in Net Assets
For the period indicated


                                           Investors Fund        Balanced Fund             Mid-Cap Growth Fund
                                      Six Months     Year     Six Months   Year     Six Months   Nine Months Year
                                         Ended      Ended     Ended       Ended     Ended        Ended       Ended
                                         June      December   June     December     June         December    March
                                        30, 1998   31, 1997   30, 1998 31, 1997     30, 1998     31, 1997    31, 1997
                                      (unaudited)            (unaudited)            (unaudited)

INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS

Net investment income (loss)              $6,201    $95,730   $132,082   $258,291   $(14,958)    $(31,388)    $(17,803)
Net realized gain on investments       1,823,607  3,209,113  1,073,164  2,051,649    657,692    1,579,590    4,734,760
Net unrealized appreciation
     (depreciation) of investments      (117,218) 2,336,334   (292,921)   889,817   (125,584)   1,250,952   (5,199,869)
Total increase (decrease) in net
     assets resulting from operations $1,712,590 $5,641,177  $ 912,325 $3,199,757 $ (517,150) $(2,799,154) $  (482,912)


DISTRIBUTIONS TO
     SHAREHOLDERS
From net investment income                   --   (104,054)   (132,082)  (287,828)       --           --       (15,133)
From net capital gains                       -- (2,972,340)        --  (1,921,318)       --    (3,057,678)  (9,039,372)
     Total distributions                     -- (3,076,394)   (132,082)(2,209,146)       --    (3,057,678)  (9,054,505)

CAPITAL SHARE
     TRANSACTIONS (Note 8)              762,347  9,525,594    (498,092) 5,394,249   (750,476)     761,629    3,410,899

TOTAL INCREASE (DECREASE)
     IN NET ASSETS                    2,474,937 12,090,377     282,151  6,384,860   (233,326)     503,105   (6,126,518)

NET ASSETS
Beginning of period                 $25,201,929$13,111,552 $17,402,619$11,017,759$11,467,591  $10,964,486  $17,091,004
End of period                       $27,676,866$25,201,929 $17,684,770$17,402,619$11,234,265  $11,467,591  $10,964,486

Financial Highlights

Selected data for a share outstanding throughout each period:

                                                                                                Ratio of
                     Net                                                               Ratio of net
       Net           realized &        Distri-                   Net           Net     expenses investment
       asset  Net    unrealized        butions                   asset         assets  to      income
       value  invest. gain  Total from from netDist.             value         end of  average (loss)     Port.
       begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average turnover
       period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets rate



Investors Fund - Fiscal Years Ended December 31:

19988 $22.37 $0.010    $1.470   $1.480  0--      0--      0--   $23.85   6.62% $27,677   1.15%9 0.05%      39%
19971  19.16  0.135     6.388    6.523$(0.136)5$(3.180)5$(3.316)522.37  34.84   25,202   1.15   0.49       78
1996   18.03  0.240     3.910    4.150 (0.250)  (4.010)  (4.260) 17.92  22.75   13,112   1.17   1.20       81
1995   15.84  0.420     3.450    3.870 (0.420)  (1.260)  (1.680) 18.03  24.63   11,860   1.17   2.44       58
1994   16.73  0.390     0.260    0.650 (0.390)  (1.150)  (1.540) 15.84   4.09   10,009   1.20   2.28       54
1993   18.15  0.190     0.340    0.530 (0.190)  (1.760)  (1.950) 16.73   3.16   10,207   1.20   1.00       80


Balanced Fund - Fiscal Years Ended December 31:

19988 $19.48 $0.151    $0.890   $1.041$(0.151)   0--    $(0.151)$20.37   5.33% $17,684   1.20%9 1.50%      48%
19971  18.09  0.404     4.042    4.446 (0.409)5$(2.640)5 (3.049)519.48  25.49   17,403   1.35   1.80       78
1996   22.44  0.500     3.200    3.700 (0.500)  (3.610)  (4.110) 22.03  17.00   11,018   1.42   2.06       86
1995   20.16  0.750     3.530    4.280 (0.740)  (1.260)  (2.000) 22.44  21.51   10,857   1.36   3.36       66
1994   22.36  0.720    (0.460)   0.260 (0.720)  (1.740)  (2.460) 20.16   1.31   10,588   1.34   3.03       76
1993   23.65  0.620     0.370    0.990 (0.620)  (1.660)  (2.280) 22.36   4.35   15,107   1.24   2.53       76


Mid-Cap Growth Fund

19988  $9.25$(0.010)   $0.420   $0.410  0--      0--      0--    $9.66   4.42% $11,234   1.25%9(0.26)%     53%
19977   9.88 (0.025)    1.911    1.885  0--    $(2.514) $(2.514)  9.25  26.06   11,468   1.27  (0.35)      80

Mid-Cap Growth Fund - Fiscal Years Ended March 31
19974 $20.49$(0.016)  $(0.469)$ (0.485)$(0.018)$(10.103)$(10.121)$9.88  (5.59)%$10,964   1.62% (0.12)%    127%
1996   18.09  0.133     3.621    3.754 (0.115)  (1.243)  (1.358) 20.49  21.22   17,091   1.41   0.56       21
1995   21.11  0.152     0.190    0.342 (0.152)  (3.208)  (3.360) 18.09   2.27   31,590   1.30   0.76        4
1994   19.97  0.171     2.125    2.296 (0.170)  (0.986)  (1.156) 21.11  11.57   34,931   1.45   0.75        7
1993   19.10  0.092     1.031    1.123 (0.121)  (0.131)  (0.252) 19.97   5.90   38,911   1.35   0.44       13

1 All data reflect share price adjustment due to fund merger on June 13,
1997.  (See Notes 1 and 9.)
2 Data prior to June 13, 1997 represents Bascom Hill Investors, Inc.  (See
Note 1.)
3     Data prior to June 13, 1997 represents Bascom Hill BALANCED Fund, Inc.
(See Note 1.)
3 Effective 7/31/96, the investment advisory services transferred to Madison Investment Advisors, Inc./Madison Mosaic, LLC from Bankers Finance Investment Management Corp.
4 Includes distribution attributable to net investment income and net realized gain from Mosaic Equity Income Fund and Mosaic Equity Investors.  (See
Note 1)
5 For purposes  of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered for the Investors Fund and the Balanced Fund. (See Note 1.)
7     Nine month period ended December 31.
8     For the six months ended June 30, 1998.
9     Annualized.


Mosaic Equity Trust
Notes to Financial Statements
For the period ended June 30, 1998

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company act of 1940 as an open-end, diversified investment manage-ment company. The Trust offers shares in four separate portfolios which invest in differing securities. The Investors Fund, the surviving economic entity of the merger between Mosaic Equity Trust Investors Fund and Bascom Hill Investors, Inc., which occurred on June 13, 1997, is invested in established companies that may be undervalued or may offer good management and significant growth potential. The Balanced Fund, the surviving economic entity of the merger between Mosaic Equity Trust Equity Income Fund and Bascom Hill BALANCED Fund, Inc., which occurred on June 13, 1997, is invested in a combination of investment grade fixed-income securities and equity securities of established companies. All financial information presented prior to the effective date of the merger represents activity of Bascom Hill Investors, Inc. and Bascom Hill BALANCED Fund, Inc. The Mid-Cap Growth Fund is invested primarily in smaller "mid-cap" companies that may offer rapid growth potential. The Foresight Fund moves in and out of the stock and bond markets when these markets appear unusually over-or-under valued. The Foresight Fund issues separate semi-annual and annual financial reports to shareholders.

Share Price Adjustment Due to Merger: On June 13, 1997, the Balanced Fund shares were adjusted pursuant to the merger as discussed above by approximately the following factors: adjustment to shares, 1.218; adjustment to net asset value per share, 0.821. Similarly, the Investors Fund shares were adjusted as follows: adjustment to shares, 0.935; adjustment to net asset value per share, 1.0699.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statements and federal income tax purposes. Repurchase agreements are valued at amortized cost which approximates market value.

Investment Income: Interest and other income (if any) is accrued as earned. Dividend income is recorded on the ex-dividend date.

Dividends: Substantially all of the Trust's accumulated net investment income, if any, determined as gross investment income less accrued expenses, is declared as a regular dividend and distributed to shareholders at fiscal year end. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore no federal income tax provision is required.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC ("the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of each of the Investors, Balanced and Mid-Cap Growth Funds; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are stated as follows as of June 30, 1998:

                                                        Mid-Cap
                     Investors Fund     Balanced Fund   Growth Fund

Aggregate cost          $22,489,540     $14,983,241     $10,069,339
Gross unrealized
   appreciation         $ 6,391,462     $ 2,893,923     $ 1,617,117
Gross unrealized
   depreciation            (620,837)       (290,745)       (609,222)
Net unrealized
   appreciation         $ 5,770,625     $ 2,603,178     $ 1,007,895

5. Other Expenses. Effective November 1, 1997, all expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets. This percentage is 0.40% for the Investors Fund, 0.45% for the Balanced Fund and 0.50% for the Mid-Cap Growth Fund. For the six months ended June 30, 1998, such expenses paid by the Investors Fund were $53,862, by the Balanced Fund were $39,372 and by the Mid-Cap Growth Fund were $29,012.

6.  Net Assets.  At June 30, 1998, net assets included the following:

                                 Investors     Balanced     Mid-Cap Growth
                                 Fund          Fund         Fund

     Net paid in capital on shares
         of beneficial interest   $19,774,995  $13,554,516  $ 9,058,766
     Undistributed net investment
         income (loss)                  5,984           --      (14,959)
     Accumulated net realized gains 2,125,262    1,527,076    1,182,563
     Net unrealized appreciation
         of investments             5,770,625    2,603,178    1,007,895

          Total net assets        $27,676,866  $17,684,770   $11,234,265


6. Investment Transactions. Purchases and sales of securities other than short-term securities were as follows:


                Investors Fund     Balanced Fund     Mid-Cap Growth Fund
                Six Months Ended   Six Months Ended   Six Months Ended
                  June 30, 1998     June 30, 1998     June 30, 1998

     Purchases      $10,755,387     $8,051,629        $5,675,533
     Sales          $10,284,909     $8,574,254        $6,512,213

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

                                           Investors Fund        Balanced Fund         Mid-Cap Growth Fund
                                      Six Months     Year     Six Months   Year     Six Months   Nine Months
                                         Ended      Ended     Ended       Ended     Ended        Ended
                                         June      December   June     December     June         December
                                        30, 1998   31, 1997   30, 1998 31, 1997     30, 1998     31, 1997
                                      (unaudited)            (unaudited)            (unaudited)

In Dollars
Shares sold                          $8,457,395 $6,367,150  $ 642,647   $ 506,400    $3,401,726     $23,964,062
Additional shares in connection
    with merged funds                        --  8,167,826         --   5,629,050            --              --
Shares issued in reinvestment
    of dividends                             --  2,936,288    123,420   2,111,666            --       2,971,370
Total shares issued                   8,457,395 17,471,264    766,067   8,247,116     3,401,726      26,935,432
Shares redeemed                      (7,695,048)(7,945,670)(1,264,159) (2,852,867)   (4,152,202)    (26,173,803)
Net increase (decrease)              $  762,347 $9,525,594 $ (498,092) $5,394,249   $  (750,476)    $   761,629

In Shares
Shares sold                             362,135    271,938     31,682      24,140       351,152       2,599,323
Additional shares in connection
    with merged funds, net                   --    332,755         --     400,072            --              --
Shares issued in reinvestment
    of dividends                             --    134,417      6,035     103,505            --         353,118
Total shares issued                     362,135    739,110     37,717     527,717       351,152       2,952,441
Shares redeemed                        (328,362)  (344,210)   (62,606)   (134,580)     (427,269)     (2,822,303)
Net increase (decrease)                  33,773    394,900    (24,889)    393,137       (76,117)        130,138

Mosaic Equity Trust
Foresight Fund
Semiannual Report
June 30, 1998
(Unaudited)

Mosaic Equity Trust
Foresight Fund
Letter to Shareholders
June 30, 1998


Dear Shareholders:

1998 has been a year of new directions for Mosaic Foresight. As an asset allocation fund, it has followed a most conservative path, holding substantial cash reserves. Indeed, as of June 30, only 43.4% of the fund was invested in stocks. For the six-month period ended June 30, 1998 Mosaic Foresight showed a total return of 3.57%.

During this period your fund was positioned quite defensively in light of overall market valuations, which remained at record highs. Our stock allocation remained at or below 50%, an indication of our overall concern regarding the market's near-term future. In fact, our concerns seemed justified. Prior to June 30, a broad market correction was already underway, although the most-watched indices were masking this reality. Through the first-half of 1998 a small number of large, popular companies drove the indices, which are weighted to give the largest companies the most influence. Underneath these names, the market was showing considerably less strength, as indicated by the relatively weaker performance of broader market indices such as the Russell 2000. Since our stock-picking discipline keeps us at distance from the most pricey issues in the market, the stocks in your portfolio only partially participated in the rally of the S&P 500.

Looking forward, we continue to expect your fund to remain defensive, with stock allocation in the 25%-50% range. This allows us some real safety as the market sorts out an array of bad news, especially the overall impact of the deep economic problems in Asia and Russia. The stocks we hold are not the high-flying, highly valued issues that we feel are most vulnerable in any future corrections. Our goal is to weather the storm, however large it is, with rather minimal impact to your fund. With our current stance, we would be quite happy to see additional market corrections, which could then create a new round of bargains, and make for a vastly improved outlook over the next few years. We intend to remain patient and cautious.

Sincerely,

(signature)

Frank E. Burgess
President

Foresight Fund
Portfolio of Investments - June 30, 1998 (unaudited)


                                      Number
                                        of
                                      Shares     Value
COMMON STOCKS: 43.4% of net assets

CONSUMER PRODUCTS - CYCLICAL: 4.5%
     First Data Corporation            2,800     $93,275
CONSUMER STAPLES - FOOD & BEVERAGE: 5.2%
     PepsiCo, Inc.                     2,600     107,088

CONSUMER PRODUCTS - HOUSEHOLD PRODUCTS: 4.2%
     Kimberly-Clark Corporation        1,900      87,162

CONSUMER RETAIL: 5.0%
     Federated Department Stores, Inc. 1,900     102,244

FINANCIAL - BANKS:  4.8%
     First Union Corporation           1,700      99,025

INDUSTRIAL: 4.1%
     U.S. Industries Inc.              3,400      84,150

TECHNOLOGY - HARDWARE:  15.6%
     Compaq Computer Corporation*      4,300     122,012
     Hewlett-Packard Company           1,500      89,813
     Sun Microsystems, Inc.            2,500     108,594

     TOTAL COMMON STOCKS
          (Cost $856,247)                     $  893,363


                                     Principal
                                        Amount     Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 48.4% of net assets

     Federal Home Loan Mortgage Corp.
          Discount Note, 5.41%, 7/7/98  $250,000    $249,775
     Federal Home Loan Mortgage Corp.
          Discount Note, 5.44%, 7/10/98 $250,000     249,660
     Federal Home Loan Mortgage Corp.
          Discount Note, 5.49%, 7/24/98 $250,000     249,123
     Federal Home Loan Mortgage Corp.
          Discount Note, 5.45%, 7/27/98 $250,000     249,016

     TOTAL GOVERNMENT
          AGENCY OBLIGATIONS
          Proceeds at maturity are $2,000,000.
          (Cost $997,574)                           $997,574


SHORT TERM INVESTMENTS:  8.1% of net assets

     REPURCHASE AGREEMENT
          With Donaldson, Lufkin & Jenrette Securities
          Corporation issued 6/30/98 at 5.50%, due
          7/1/98, collateralized by $171,405 in
          United States Treasury Notes due 7/31/98.
          Proceeds at maturity are $167,026.
          (Cost $167,000)                           $167,000

     TOTAL INVESTMENTS
          (Cost $2,020,821)+                      $2,057,937

CASH AND RECEIVABLES LESS
LIABILITIES: 0.1% of net assets                       $1,651

NET ASSETS: 100%                                  $2,059,588


+ Equals aggregate cost for federal income tax purposes.
* Non-income producing.

Statement of Assets and Liabilities
June 30, 1998 (unaudited)


ASSETS
Investments, at value (Notes 1 and 2)
     Investment securities             $1,890,937
     Repurchase agreement                 167,000
     Total investments                 $2,057,937
Cash                                          723
Receivables
     Dividends and interest                 1,031
     Total Assets                      $2,059,691

LIABILITIES
Payables
     Capital shares redeemed                  103
     Total Liabilities                       $103

NET ASSETS (Note 5)                    $2,059,588

CAPITAL SHARES OUTSTANDING                190,054

NET ASSET VALUE PER SHARE                  $10.84

Statement of Operations
For six months ended June 30, 1998 (unaudited)



INVESTMENT INCOME (Note 1)
Interest income                           $37,812
Dividend income                             3,751
     Total investment income              $41,563

EXPENSES (Notes 3 and 4)*
Investment advisory fee                    $7,255
Transfer agent, administrative,
  registration and professional fees        5,986
     Total expense                        $13,241

NET INVESTMENT INCOME                     $28,322


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments           $4,201
Change in net unrealized appreciation of
    investments                            37,116

NET GAIN ON INVESTMENTS                    41,317

TOTAL INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                         $69,639

*Certain reclassifications have been made to prior year end information to conform to current year presentation.


Statements of Changes in Net Assets
For the period indicated



                        Six Months Ended     Nine Months Ended
                           June 30, 1998     December 31, 1997

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)         $28,322     $(983)
Net realized gain on investments       4,201   127,653
Net unrealized gain (loss) on foreign
   currency transactions                 --    (21,582)
Net unrealized appreciation
  (depreciation) of investments       37,116  (175,233)

Total increase (decrease) in net assets
  resulting from operations          $69,639  $(70,145)

CAPITAL SHARE TRANSACTIONS (Note 7)   75,821  (597,912)

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                             145,460  (668,057)

NET ASSETS
Beginning of period               $1,914,128 $2,582,185

End of period                     $2,059,588 $1,914,128

Financial Highlights

Selected data for a share outstanding throughout each period:

                                                                                                Ratio of
                     Net                                                               Ratio of net
       Net           realized &        Distri-                   Net           Net     expenses investment
       asset  Net    unrealized        butions                   asset         assets  to      income
       value  invest. gain  Total from from netDist.             value         end of  average (loss)     Port.
       begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average turnover
       period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets rate



Mosaic Foresight Fund
19984  $10.462 $0.150   $0.230   $0.380  --     --      --       $10.840   3.60% $2,060   1.32%2  2.83%2     20%

Worldwide Growth Fund
19975   10.968 (0.005)  (0.501)  (0.506) --     --      --        10.462  (4.60)  1,914   2.412   0.052       2
19976    9.862  0.012    1.094    1.106  --     --      --        10.968  11.21   2,582   2.50    0.10       47
19966    8.501  0.044    1.387    1.431 $(0.070)--      $(0.070)   9.862  16.88   3,116   2.38    0.43       78
19956   12.511  0.022   (2.491)  (2.469) (0.025)$(1.516) (1.541)   8.501 (22.20)  3,319   2.05    0.21       65
19941   10.000 (0.035)   2.546    2.511  --     --      --        12.511  26.192  3,526   1.812  (0.48)2     83

1     For the period from April 16, 1993 (inception) to March 31, 1994.
2     Annualized.
3 Had the Advisor not waived advisory fees, the Fund's annualized ratios of expenses and net investment loss to average net assets would have been 2.92% and (0.56)%, respectively, for the nine-month period ended December 31, 1997; 3.00% and (0.40)%, respectively, for the year ended March 31, 1997; 2.97% and (0.17)%, respectively, for the year ended March 31, 1996; and 3.05% and (0.79)%, respectively, for the year ended March 31, 1995. Had the Advisor not waived the advisory fee and deferred a portion of the operating expenses, the Fund's annualized ratios of expenses and net investment loss to average net assets would have been 4.24% and (2.92)%, respectively, for the period from inception to March 31, 1994. Ratio of expenses to average net assets includes fees paid indirectly for the year ended March 31, 1996 and thereafter.
4     For the six month period ended June 30, 1998.
5     For the nine month period ended December 31, 1997.
6     For the year ended March 31.

Notes:
Effective July 31, 1996, the investment advisory services transferred to Madison Mosaic, LLC from Bankers Finance Investment Management Corp. (See Note 3.)

Mosaic Foresight Fund
Notes to Financial Statements
June 30, 1998


1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified invest-ment management company. The Trust offers shares in four separate funds which invest in differing securities. The Foresight Fund is being managed as a strategic asset allocation domestic equity fund. Prior to 1998, the Fund was known as the Worldwide Growth Fund and invested primarily in foreign equity securities. The Mid-Cap Growth, Investors and Balanced Funds are managed independently from the Foresight Fund and issue separate semi-annual and annual financial reports to shareholders.

Fiscal year: Beginning April 1, 1997, the Trust's fiscal year ends on December
31.

Securities Valuation: Securities traded on a securities exchange are valued at their closing sale price, if available, and if not available, such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identi-fied cost basis for financial statement and federal income tax purposes. Short-term and repurchase agreements are valued at amortized cost, which approximates market value.

Investment Income: Interest and other income (if any) is accrued as earned. Dividend income is recorded on the ex-dividend date.

Dividends: Substantially all of the Trust's net investment income, determined as gross investment income less expenses, if any, is declared as a regular dividend and distributed to shareholders at calendar year end. Capital gain distributions, if any, are declared and paid at calendar year end. Addition-al distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore no federal income tax provision is required. As of June 30, 1998 the Fund had available for federal income tax purposes unused capital loss carryovers of $411,508 expiring December 31, 2003.

Share Subscriptions: Shares purchased by check or otherwise not paid for in immediately available funds are accounted for as share subscriptions receivable and shares reserved for subscriptions.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securi-ties under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC ("the Advisor"), earns an advisory fee equal to .75% per annum of the average net assets of the Fund; the fee is accrued daily and paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996. The Advisor purchased the investment assets of Bankers Finance Investment Management Corp. ("BFIMC"), the Trust's previous advisor, effective July 31, 1996. For the six months ended June 30, 1998, the Advisor waived $5,046 of such fee from the Fund.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses.

3. Other Expenses. Effective November 1, 1997, all expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets. This percentage was at an annualized rate of .50% for the Fund through June 30, 1998. For the six months ended June 30, 1998, operating expenses of $5,986 have been paid to the Advisor, under the Services Agreement.

5.  Net Assets.  At June 30, 1998, net assets include the following:


Net paid in capital on shares of beneficial interest       $2,424,023
Undistributed net investment income                            27,339
Accumulated net realized gain (loss)                         (428,890)
Net unrealized appreciation of investment                      37,116

     Total net assets                                      $2,059,588


6. Investment Transactions. Purchases and sales of securities other than short-term securities for the six months ended June 30, 1998 were $1,031,865 and $179,819, respectively.

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the periods presented were as follows:

                                     Six Months Ended     Nine Months Ended
                                        June 30, 1998     December 31, 1997

In Dollars
Shares sold                                  $408,729     $560,174
Shares issued in reinvestment of dividends         --           --

Total shares issued                           408,729      560,174
Shares redeemed                              (332,908)  (1,158,086)

Net increase (decrease)                       $75,821    $(597,912)


In Shares
Shares sold                                    37,991       47,038
Shares issued in reinvestment of dividends         --           --

Total shares issued                            37,991       47,038
Shares redeemed                               (30,903)     (99,499)

Net increase (decrease)                         7,088      (52,461)

Telephone Numbers
Shareholder Service
  Washington, DC area:  703 528-6500
  Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information)
  Toll-free nationwide: 1 800 336-3063

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Income Trust
  Mosaic High Yield Fund
  Mosaic Government Fund
  Mosaic Bond Fund

Mosaic Tax-Free Trust
  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money.

1655 Ft. Myer Drive, 10th floor
Arlington, Virginia  22209-3108

http://www.mosaicfunds.com